--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                               Semiannual Report
                              Growth & Income Fund
--------------------------------------------------------------------------------
                                  June 30, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
GROWTH & INCOME FUND
---------------------

     * U.S. stocks continued to advance, driven by the economy's sustained strength.
     * Market leadership changed during the second quarter, with large-cap cyclicals and smaller-cap stocks supplanting blue chip growth stocks.
     * The fund's six-month return exceeded the S&P 500 and peer group average, but its 12-month return lagged, reflecting the previous dominance of growth stocks.
     * We expect market volatility to pick up, but the fund's conservative approach should serve shareholders well.

================================================================================
FELLOW SHAREHOLDERS
================================================================================

     The stock market advanced strongly in the first half of 1999 in response to a very favorable domestic economy and expectations that corporate profit gains would accelerate accordingly. The market was also cheered by signs of improvement in areas of the global economy that had been worrisome last year. Economic strength and expectations of a more restrictive monetary policy by the Federal Reserve led to rising interest rates during the period, but this normally unfavorable development did not impede the stock market advance. On June 30, the Fed increased the federal funds rate by one-quarter of a percentage point but simultaneously announced a change from a "tightening" bias to a "neutral" bias. This eased fears that the Fed would raise rates again soon.

================================================================================

    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 6/30/99         6 Months        12 Months
    ---------------------         --------        ---------
    Growth & Income Fund           12.61%           13.99%
    S&P 500                        12.38            22.76
    Lipper Growth & Income
    Funds Average                  10.93            14.48

================================================================================

     Your fund did well in this environment, returning 12.61% for the six-month period. Results compared favorably with the broad market represented by the Standard & Poor's 500 Stock Index and exceeded the average growth and income fund by a comfortable margin. In large part this performance reflected a more favorable sentiment toward the value and yield-oriented stocks emphasized by our more conservative investment approach. For the 12-month period, the fund's return of about 14% was only slightly below its peer group average but, reflecting the market's previous domination by blue chip growth stocks, trailed the broad market by a wide margin. One-year performance was similar to the fund's 10-year average annual return of 14.76% but lower than its robust average annual return of 20.96% for the past five years, as shown in the table on page 7.

================================================================================
DIVIDEND DISTRIBUTION
================================================================================

     On June 25, your Board of Directors declared a second quarter income dividend of $0.12 per share to shareholders of record on that date. This brought total dividend distributions to $0.24 per share for 1999. You should have already received your check or statement reflecting this distribution.

================================================================================
PORTFOLIO REVIEW
================================================================================

     The stock market environment was certainly favorable and may have appeared relatively calm, but there were some significant crosscurrents beneath the surface. The first quarter was much like last year with only a very narrow list of large growth companies performing well. Then, during the second quarter a dramatic rotation to value stocks took place -- particularly stocks of the more cyclical industrial and commodity-related companies -- as the global economy showed improvement.

============================================================

          INFORMATION ON YEAR-END DISTRIBUTIONS
          -------------------------------------
          To help you with tax planning, we try to give you a good idea of the per-share income and capital gain amounts our funds may distribute near year-end. In late October, we will provide estimates of these amounts, which will be paid on December 16, 1999, to shareholders of record on December 14. These preliminary numbers will be included in The Price Report mailing to shareholders in late October and will also be available on our Web site---www.troweprice.com. We hope that these preliminary numbers will be useful to you in approximating the income and capital gains taxes you may pay on distributions to taxable accounts. If your fund distributed any capital gains earlier in 1999, you can find the amounts on your statements and should include them in your tax planning calculations. Please keep in mind that the numbers are not final and are likely to be revised before the December 14 declaration and record date. As the fall progresses, you may want to check our Web site for revisions. If you would like information on tax matters relating to mutual funds, please visit our Web site to download our Insights report, Tax Information for Mutual Fund Investors, or call 1-800-225-5132 to request a copy.

============================================================

     This change in trend benefited your fund since many of the yield- oriented stocks that we like are in these sectors. Reflecting the strong economy and some commodity price increases, the energy, basic materials, and process industries were the most important contributors to fund performance in the first half, with most of the gains coming late in the period. In addition, merger and acquisition activity had a favorable impact. Several of the companies eliminated from the portfolio (FRONTIER, WASTE MANAGEMENT, AMP) were takeover targets and had posted nice price gains by the time of sale.

     [Pie chart Sector Diversification: energy 13%, fiancial 16%, consumer 34%, process industries 9%, utilities 9%, business services and transportation 8%, reserves 2%, other 9%. [wrap above paragraph around table.]

     We were somewhat more active than usual in adding new holdings to the portfolio. In part this reflected the market's greater volatility, which can provide good long-term opportunities when stock prices are under pressure. Companies such as BANK OF AMERICA, XL CAPITAL, GALILEO INTERNATIONAL, and BRISTOL-MYERS SQUIBB are successful corporations with good long-term fundamental prospects whose stocks had been hurt by events we believe are relatively short-term in nature. In contrast, many of the sales were of outstanding companies that were successful investments in the portfolio but whose relative valuations were no longer compelling for us.

     This process of recycling proceeds from sales of successful holdings into situations we believe are more undervalued is an ongoing feature of our portfolio management activities. It results in overall valuations -- such as dividend yields and price/earnings ratios -- that are more conservative than those of the overall stock market, as shown in the Financial Profile table on the next page.

================================================================================

SUMMARY AND OUTLOOK
================================================================================

    FINANCIAL PROFILE
    -----------------
                                  Growth &
    As of 6/30/99              Income Fund        S&P 500
    -------------              -----------        -------
    Current Yield                   2.2%            1.2%
    Price/Book Ratio                4.2X            6.6X
    Price/Earnings Ratio
    (1999 estimated EPS)           21.7X           29.9X
    Historical Beta
    (based on monthly
    returns for 5 years)            0.74            1.00
================================================================================

     The performance of the equity market and your fund has been quite favorable during the first half of the year. Although it's premature to conclude that value and yield-oriented stocks are in a sustained improving trend, we find recent developments encouraging. We do expect the general market to be more volatile reflecting the higher level of interest rates, the generous level of market valuation, and the extremely short-term focus of many investors. In this type of environment, your fund should be relatively well positioned based upon its more conservative value approach.

Respectfully submitted,

/s/

Stephen W. Boesel
President and Chairman of the Investment Advisory Committee
July 22, 1999

================================================================================
T. Rowe Price Growth & Income Fund
----------------------------------
  PORTFOLIO HIGHLIGHTS
  --------------------
  TWENTY-FIVE LARGEST HOLDINGS
  ----------------------------
                                           Percent of
                                           Net Assets
                                              6/30/99
--------------------------------------------------------
  USX-Marathon                                    3.1%
--------------------------------------------------------
  BP Amoco                                        3.0
--------------------------------------------------------
  Corning                                         2.6
--------------------------------------------------------
  GE                                              2.4
--------------------------------------------------------
  Chase Manhattan                                 2.0
--------------------------------------------------------

  Amerada Hess                                    1.9
--------------------------------------------------------
  Browning-Ferris                                 1.9
--------------------------------------------------------
  Reader's Digest                                 1.8
--------------------------------------------------------
  Eastman Kodak                                   1.8
--------------------------------------------------------
  St. Paul Companies                              1.7
--------------------------------------------------------
  Pfizer                                          1.7
--------------------------------------------------------
  AlliedSignal                                    1.6
--------------------------------------------------------
  Household International                         1.6
--------------------------------------------------------
  American Home Products                          1.5
--------------------------------------------------------
  Hercules                                        1.4
--------------------------------------------------------
  H&R Block                                       1.4
--------------------------------------------------------
  Fannie Mae                                      1.4
--------------------------------------------------------
  Dayton Hudson                                   1.4
--------------------------------------------------------
  Dow Chemical                                    1.3
--------------------------------------------------------
  International Flavors & Fragrances              1.3
--------------------------------------------------------
  AT&T                                            1.3
--------------------------------------------------------
  Texaco                                          1.3
--------------------------------------------------------
  Fort James                                      1.3
--------------------------------------------------------
  FirstEnergy                                     1.3
--------------------------------------------------------
  Pall                                            1.3
--------------------------------------------------------
  Total                                          43.3%

  Note: Table excludes reserves.
================================================================================

T. Rowe Price Growth & Income Fund
----------------------------------
    PORTFOLIO HIGHLIGHTS
    --------------------
    MAJOR PORTFOLIO CHANGES
    Listed in descending order of size
    6 Months Ended 6/30/99

TEN LARGEST PURCHASES                        TEN LARGEST SALES
---------------------                        -----------------
USX-Marathon                                 Frontier **
Eastman Kodak                                KeyCorp **
Bank of America *                            Georgia-Pacific **
XLCapital *                                  Waste Management **
St. Paul Companies                           Corning
Campbell *                                   American Express
Galileo International *                      Dayton Hudson
Network Associates *                         Exide **
J.C. Penney                                  Entergy **
Bristol-Myers Squibb *                       AMP **


          *    Position added
          **   Position eliminated

================================================================================
T. Rowe Price Growth & Income Fund
----------------------------------

    PERFORMANCE COMPARISON
    ----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from the fund's return.

[Growth & Income Fund SEC chart shown here]


    AVERAGE ANNUAL COMPOUND TOTAL RETURN
    ------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 6/30/99           1 Year        3 Years      5 Years      10 Years
---------------------           ------        -------      -------      --------
Growth & Income Fund            13.99%         20.48%       20.96%        14.76%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price Growth & Income Fund
----------------------------------                                    Unaudited
For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------

                            6 Months        Year
                               Ended       Ended
                             6/30/99    12/31/98    12/31/97    12/31/96    12/31/95    12/31/94
NET ASSET VALUE
Beginning of period       $    26.25  $    26.36  $    22.63  $    19.18  $    15.63  $    16.57
--------------------------------------------------------------------------------------------------
Investment activities
  Net investment income         0.24        0.55        0.55        0.52        0.58        0.50
  Net realized and
  unrealized gain (loss)        3.05        2.00        4.71        4.34        4.16       (0.53)
--------------------------------------------------------------------------------------------------
  Total from
  investment activities         3.29        2.55        5.26        4.86        4.74       (0.03)
--------------------------------------------------------------------------------------------------
Distributions
  Net investment income        (0.24)      (0.53)      (0.56)      (0.51)      (0.59)      (0.49)
  Net realized gain            (0.10)      (2.13)      (0.97)      (0.90)      (0.60)      (0.42)
--------------------------------------------------------------------------------------------------
  Total distributions          (0.34)      (2.66)      (1.53)      (1.41)      (1.19)      (0.91)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE
==================================================================================================
End of period             $    29.20  $    26.25  $    26.36  $    22.63  $    19.18  $    15.63

Ratios/Supplemental=Data
Total return*                  12.61%       9.96%       23.53%      25.64%      30.92%     (0.15)%
--------------------------------------------------------------------------------------------------
Ratio of total expenses to
average net assets              0.78%+      0.77%       0.78%       0.82%       0.84%       0.81%
--------------------------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                      1.73%+      2.03%       2.22%       2.53%       3.31%       3.08%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate        22.4%+      20.5%       15.7%       13.5%       26.2%       25.6%
--------------------------------------------------------------------------------------------------
Net assets, end of period
(in millions)             $    3,826  $    3,563  $    3,447  $    2,489  $    1,748  $    1,229
--------------------------------------------------------------------------------------------------

          *    Total return reflects the rate that an investor would have earned on an  investment  in  the  fund  during  each  period,  assuming reinvestment of all distributions.
          +    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Growth & Income Fund
----------------------------------                                    Unaudited
                                                                  June 30, 1999
STATEMENT OF NET ASSETS
-----------------------
Common Stocks and Warrants 96.6%

FINANCIAL 15.6%
Bank and Trust  4.6%
Bank of America                                          500,000  $     36,656
-------------------------------------------------------------------------------
Bank One                                                 595,239        35,454
-------------------------------------------------------------------------------
Chase Manhattan                                          900,000        77,962
-------------------------------------------------------------------------------
Golden State Bancorp, Warrants, 1/1/01 *                 480,800           639
-------------------------------------------------------------------------------
National City                                            400,000        26,200
-------------------------------------------------------------------------------
                                                                       176,911
-------------------------------------------------------------------------------
Insurance  4.5%
American General                                         600,000        45,225
-------------------------------------------------------------------------------
St. Paul Companies                                     2,100,000        66,806
-------------------------------------------------------------------------------
Travelers Property Casualty (Class A)                    800,000        31,300
-------------------------------------------------------------------------------
XL Capital (Class A)                                     500,000        28,250
-------------------------------------------------------------------------------
                                                                       171,581
-------------------------------------------------------------------------------
Financial Services  6.5%
American Express                                         250,000        32,531
-------------------------------------------------------------------------------
Bear Stearns                                             493,595        23,076
-------------------------------------------------------------------------------
Citigroup                                                924,655        43,921
-------------------------------------------------------------------------------
Fannie Mae                                               800,000        54,700
-------------------------------------------------------------------------------
Household International                                1,297,322        61,461
-------------------------------------------------------------------------------
Morgan Stanley Dean Witter                               300,000        30,750
-------------------------------------------------------------------------------
                                                                       246,439
-------------------------------------------------------------------------------
Total Financial                                                        594,931
-------------------------------------------------------------------------------

UTILITIES 8.9%
Telephone  3.7%
AT&T                                                     900,000        50,231
-------------------------------------------------------------------------------
GTE                                                      400,000        30,300
-------------------------------------------------------------------------------

SBC Communications                                       768,022        44,546
-------------------------------------------------------------------------------
Telebras ADR                                             200,000            13
-------------------------------------------------------------------------------
Telebras ADR                                             200,000        18,037
-------------------------------------------------------------------------------
                                                                       143,127
-------------------------------------------------------------------------------
Electric Utilities  5.2%
DQE                                                      400,000        16,050
-------------------------------------------------------------------------------
FirstEnergy                                            1,575,000        48,825
-------------------------------------------------------------------------------
GPU                                                      769,100       $32,446
-------------------------------------------------------------------------------
Niagara Mohawk *                                       1,000,000        16,063
-------------------------------------------------------------------------------
PacifiCorp                                             1,000,000        18,375
-------------------------------------------------------------------------------
Texas Utilities                                          500,000        20,625
-------------------------------------------------------------------------------
Unicom                                                 1,200,000        46,275
-------------------------------------------------------------------------------
                                                                       198,659
-------------------------------------------------------------------------------
Total Utilities                                                        341,786
-------------------------------------------------------------------------------

CONSUMER  NONDURABLES  19.8%
Cosmetics  1.3%
International Flavors & Fragrances                     1,142,900        50,716
-------------------------------------------------------------------------------
                                                                        50,716
-------------------------------------------------------------------------------
Beverages  2.0%
Anheuser-Busch                                           380,600        26,999
-------------------------------------------------------------------------------
Brown-Forman (Class B)                                   220,000        14,341
-------------------------------------------------------------------------------
PepsiCo                                                  900,000        34,819
-------------------------------------------------------------------------------
                                                                        76,159
-------------------------------------------------------------------------------
Food Processing  4.2%
Campbell                                                 500,000        23,187
-------------------------------------------------------------------------------
General Mills                                            500,000        40,187
-------------------------------------------------------------------------------
Heinz                                                    300,000        15,038
-------------------------------------------------------------------------------
McCormick                                                226,600         7,152
-------------------------------------------------------------------------------
Ralston Purina                                         1,300,000        39,569
-------------------------------------------------------------------------------
Sara Lee                                               1,550,000        35,166
-------------------------------------------------------------------------------
                                                                       160,299
-------------------------------------------------------------------------------

Hospital Supplies/Hospital Management  1.4%
Abbott Laboratories                                      400,000        18,200
-------------------------------------------------------------------------------
Baxter International                                     246,400        14,938
-------------------------------------------------------------------------------
Smith & Nephew (GBP)                                   6,700,000        20,277
-------------------------------------------------------------------------------
                                                                        53,415
-------------------------------------------------------------------------------
Pharmaceuticals  5.7%
American Home Products                                 1,000,000        57,500
-------------------------------------------------------------------------------
Bristol-Myers Squibb                                     300,000        21,131
-------------------------------------------------------------------------------
Pfizer                                                   600,000        65,850
-------------------------------------------------------------------------------
Pharmacia & Upjohn                                       700,000        39,769
-------------------------------------------------------------------------------
Warner-Lambert                                           500,000        34,688
-------------------------------------------------------------------------------
                                                                       218,938
-------------------------------------------------------------------------------
Miscellaneous Consumer Products  5.2%
Colgate-Palmolive                                        352,500  $     34,809
-------------------------------------------------------------------------------
Newell Rubbermaid                                        600,000        27,900
-------------------------------------------------------------------------------
Philip Morris                                            800,000        32,150
-------------------------------------------------------------------------------
Procter & Gamble                                         400,000        35,700
-------------------------------------------------------------------------------
Tomkins (GBP)                                          2,500,000        10,837
-------------------------------------------------------------------------------
Unifi *                                                  995,500        21,154
-------------------------------------------------------------------------------
UST                                                    1,200,000        35,100
-------------------------------------------------------------------------------
                                                                       197,650
-------------------------------------------------------------------------------
Total Consumer Nondurables                                             757,177
-------------------------------------------------------------------------------

CONSUMER  SERVICES 6.4%
General Merchandisers  2.6%
Dayton Hudson                                            800,000        52,000
-------------------------------------------------------------------------------
J.C. Penney                                            1,000,000        48,562
-------------------------------------------------------------------------------
                                                                       100,562
-------------------------------------------------------------------------------
Specialty Merchandisers  2.0%
Albertson's                                              764,694        39,430
-------------------------------------------------------------------------------

Tupperware                                             1,373,900        35,034
-------------------------------------------------------------------------------
                                                                        74,464
-------------------------------------------------------------------------------
Entertainment and Leisure  1.8%
Reader's Digest (Class A)                              1,032,400        41,038
-------------------------------------------------------------------------------
Reader's Digest (Class B)                                786,400        29,490
-------------------------------------------------------------------------------
                                                                        70,528
-------------------------------------------------------------------------------
Total Consumer Services                                                245,554
-------------------------------------------------------------------------------

CONSUMER CYCLICALS  8.1%

Building and Real Estate  3.8%
CarrAmerica Realty, REIT                                 605,000        15,125
-------------------------------------------------------------------------------
Federal Realty Investment Trust, REIT                  1,275,000        29,245
-------------------------------------------------------------------------------
Prologis Trust, REIT                                     327,272         6,627
-------------------------------------------------------------------------------
Reckson Associates Realty, REIT                          750,000        17,625
-------------------------------------------------------------------------------
Rouse                                                    599,500        15,212
-------------------------------------------------------------------------------
Simon DeBartolo Group, REIT                              841,000        21,341
-------------------------------------------------------------------------------
Spieker Properties, REIT                                 200,000         7,775
-------------------------------------------------------------------------------
Starwood Hotels & Resorts, REIT                          775,000        23,686
-------------------------------------------------------------------------------
United Dominion Realty Trust, REIT                       657,900         7,731
-------------------------------------------------------------------------------
                                                                       144,367
-------------------------------------------------------------------------------
Miscellaneous Consumer Durables  4.3%
Corning                                                1,400,000    $   98,175
-------------------------------------------------------------------------------
Eastman Kodak                                          1,000,000        67,750
-------------------------------------------------------------------------------
                                                                       165,925
-------------------------------------------------------------------------------
Total Consumer Cyclicals                                               310,292
-------------------------------------------------------------------------------

TECHNOLOGY  1.6%
Aerospace and Defense  1.6%
AlliedSignal                                           1,000,000        63,000
-------------------------------------------------------------------------------
Total Technology                                                        63,000
-------------------------------------------------------------------------------

CAPITAL  EQUIPMENT  3.8%
Electrical Equipment  3.2%
GE                                                       800,000        90,400
-------------------------------------------------------------------------------
Hubbell (Class B)                                        710,000        32,216
-------------------------------------------------------------------------------
                                                                       122,616
-------------------------------------------------------------------------------
Machinery  0.6%
Cooper Industries                                        455,907        23,707
-------------------------------------------------------------------------------
                                                                        23,707
-------------------------------------------------------------------------------
Total Capital Equipment                                                146,323
-------------------------------------------------------------------------------

BUSINESS  SERVICES  AND
TRANSPORTATION6.4%
Computer Service and Software  0.7%
Galileo International                                    500,000        26,719
-------------------------------------------------------------------------------
                                                                        26,719
-------------------------------------------------------------------------------
Railroads  2.4%
Burlington Northern Santa Fe                           1,500,000        46,500
-------------------------------------------------------------------------------
Norfolk Southern                                       1,500,000        45,187
-------------------------------------------------------------------------------
                                                                        91,687
-------------------------------------------------------------------------------
Miscellaneous Business Services  3.3%
Browning-Ferris                                        1,650,000        70,950
-------------------------------------------------------------------------------
H&R Block                                              1,100,000        55,000
-------------------------------------------------------------------------------
                                                                       125,950
-------------------------------------------------------------------------------
Total Business Services and Transportation                             244,356
-------------------------------------------------------------------------------

ENERGY 13.5%
Energy Services  2.0%
Baker Hughes                                           1,400,000  $     46,900
-------------------------------------------------------------------------------
Halliburton                                              636,000        28,779
-------------------------------------------------------------------------------
                                                                        75,679
-------------------------------------------------------------------------------
Integrated Petroleum - Domestic  6.1%
Amerada Hess                                           1,200,000        71,400
-------------------------------------------------------------------------------

Atlantic Richfield                                       550,000        45,959
-------------------------------------------------------------------------------
USX-Marathon                                           3,600,000       117,225
-------------------------------------------------------------------------------
                                                                       234,584
-------------------------------------------------------------------------------
Integrated Petroleum - International  4.3%
BP Amoco ADR                                           1,061,666       115,191
-------------------------------------------------------------------------------
Texaco                                                   800,000        50,000
-------------------------------------------------------------------------------
                                                                       165,191
-------------------------------------------------------------------------------
Exploration and Production  1.1%
Unocal                                                 1,000,000        39,625
-------------------------------------------------------------------------------
                                                                        39,625
-------------------------------------------------------------------------------
Total Energy                                                           515,079
-------------------------------------------------------------------------------

PROCESS  INDUSTRIES8.5%
Diversified Chemicals  3.7%
Dow Chemical                                             400,000        50,750
-------------------------------------------------------------------------------
DuPont                                                   500,000        34,156
-------------------------------------------------------------------------------
Hercules                                               1,400,000        55,038
-------------------------------------------------------------------------------
                                                                       139,944
-------------------------------------------------------------------------------
Specialty Chemicals  2.5%
Great Lakes Chemical                                   1,000,000        46,063
-------------------------------------------------------------------------------
Pall                                                   2,200,000        48,812
-------------------------------------------------------------------------------
                                                                        94,875
-------------------------------------------------------------------------------
Paper and Paper Products  2.3%
Fort James                                             1,300,000        49,237
-------------------------------------------------------------------------------
Kimberly-Clark                                           700,000        39,900
-------------------------------------------------------------------------------
                                                                        89,137
-------------------------------------------------------------------------------
Total Process Industries                                               323,956
-------------------------------------------------------------------------------

BASIC  MATERIALS4.0%
Metals  3.1%
Alcoa                                                    652,800  $     40,392
-------------------------------------------------------------------------------
Inco                                                   2,000,000        36,000
-------------------------------------------------------------------------------
Reynolds Metals                                          700,000        41,300
-------------------------------------------------------------------------------
                                                                       117,692
-------------------------------------------------------------------------------
Mining  0.9%
Newmont Mining                                         1,800,000        35,775
-------------------------------------------------------------------------------
                                                                        35,775
-------------------------------------------------------------------------------
Total Basic Materials                                                  153,467
-------------------------------------------------------------------------------
Total Common Stocks (Cost  $2,259,967)                               3,695,921

Preferred  Stocks0.0%
Entergy-GSU (Series A)                                     2,660           271
-------------------------------------------------------------------------------
Entergy-GSU (Series B)                                    12,063           611
-------------------------------------------------------------------------------
Total Preferred Stocks (Cost  $909)                                        882

Convertible  Preferred  Stocks0.6%
Union Pacific Capital Trust, 6.25%                       400,000        20,797
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost  $18,123)                      20,797

Convertible  Bonds0.6%
Network Associates, Zero Coupon, 2/13/18              75,000,000        22,618
-------------------------------------------------------------------------------
Total Convertible Bonds (Cost  $22,660)                                 22,618

Corporate  Bonds0.1%
Container Corp of America, Sr. Notes, 9.75%, 4/1/03   $5,000,000        5,244
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost  $5,000)                                    5,244

Short-Term  Investments3.2%
Money Market Funds  3.2%
Reserve Investment Fund, 5.05% #                     123,809,478       123,809
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $123,809)                          123,809

Total Investments in Securities
101.1% of Net Assets (Cost $2,430,468)                            $  3,869,271

Other Assets Less Liabilities                                          (43,124)

NET ASSETS                                                        $  3,826,147

Net Assets Consist of:
Accumulated net investment income - net of distributions          $      2,005
Accumulated net realized gain/loss - net of distributions              141,795
Net unrealized gain (loss)                                           1,438,803
Paid-in-capital applicable to 131,036,514 shares of $0.01 par
value capital stock outstanding; 500,000,000 shares authorized       2,243,544
-------------------------------------------------------------------------------

NET ASSETS                                                        $  3,826,147

NET ASSET VALUE PER SHARE                                         $      29.20

    #  Seven-day yield
    *  Non-income producing
  ADR  American Depository Receipt
 REIT  Real Estate Investment Trust
  GBP  British sterling

  The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Growth & Income Fund
----------------------------------                                    Unaudited

    STATEMENT OF OPERATIONS
    -----------------------                                        In thousands
                                                         6 Months
                                                            Ended
                                                          6/30/99
==Investment=Income===============================================
  Income
   Dividend                                          $     40,439
   Interest                                                 4,927
------------------------------------------------------------------
   Total income                                            45,366
------------------------------------------------------------------
  Expenses
   Investment management                                   10,300
   Shareholder servicing                                    3,393
   Prospectus and shareholder reports                         144
   Custody and accounting                                     110
   Registration                                                35
   Legal and audit                                              7
   Directors                                                    7
   Miscellaneous                                               14
------------------------------------------------------------------
   Total expenses                                          14,010
   Expenses paid indirectly                                    (2)
------------------------------------------------------------------
   Net expenses                                            14,008
------------------------------------------------------------------
  Net investment income                                    31,358
------------------------------------------------------------------

==Realized=and=Unrealized=Gain=(Loss)=============================

  Net realized gain (loss)
   Securities                                             140,964
   Foreign currency transactions                               (9)
------------------------------------------------------------------
   Net realized gain (loss)                               140,955

  Change in net unrealized gain or loss on securities     265,805
------------------------------------------------------------------
  Net realized and unrealized gain (loss)                 406,760
------------------------------------------------------------------

  INCREASE (DECREASE) IN NET
==================================================================
  ASSETS FROM OPERATIONS                             $    438,118

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Growth & Income Fund
----------------------------------                                    Unaudited
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                 In thousands
                                                      6 Months             Year
                                                         Ended            Ended
                                                       6/30/99         12/31/98
==Increase=(Decrease)=in=Net=Assets=============================================
  Operations
    Net investment income                            $   31,358      $   72,051
    Net realized gain (loss)                            140,955         248,790
    Change in net unrealized gain or loss               265,805          14,493
--------------------------------------------------------------------------------
    Increase (decrease) in net assets from operations   438,118         335,334
--------------------------------------------------------------------------------
  Distributions to shareholders
    Net investment income                               (31,835)        (69,614)
    Net realized gain                                   (13,303)       (271,171)
--------------------------------------------------------------------------------
    Decrease in net assets from distributions           (45,138)       (340,785)
--------------------------------------------------------------------------------
  Capital share transactions*
    Shares sold                                         283,434         567,095
    Distributions reinvested                             43,940         333,198
    Shares redeemed                                    (457,364)       (778,401)
--------------------------------------------------------------------------------
    Increase (decrease) in net assets from capital
    share transactions                                 (129,990)        121,892

==Net=Assets====================================================================

  Increase (decrease) during period                     262,990         116,441
  Beginning of period                                 3,563,157       3,446,716

  End of period                                      $3,826,147      $3,563,157

*Share information
    Shares sold                                          10,461          20,871
    Distributions reinvested                              1,594          12,745
    Shares redeemed                                     (16,773)        (28,635)
--------------------------------------------------------------------------------
    Increase (decrease) in shares outstanding            (4,718)          4,981

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Growth & Income Fund
----------------------------------                                    Unaudited
                                                                  June 30, 1999
NOTES TO FINANCIAL STATEMENTS
-----------------------------

================================================================================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price Growth & Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 21, 1982.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, univested cash balances at the custodian, used to reduce the fund's custody charges.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $393,547,000 and $474,568,000, respectively, for the six months ended June 30, 1999.

================================================================================
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $2,430,468,000. Net unrealized gain aggregated $1,438,803,000 at period-end, of which $1,482,324,000 related to appreciated investments and $43,521,000 to depreciated investments.

================================================================================
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $1,777,000 was payable at June 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,256,000 for the six months ended June 30, 1999, of which $456,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 10.0% of the outstanding shares of the fund at June 30, 1999. For the six months then ended, the fund was allocated $456,000 of Spectrum expenses, $79,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $3,278,000 and are reflected as interest income in the accompanying Statement of Operations.
================================================================================

T. Rowe Price Shareholder Services
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
          IN PERSON Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

          CHECKING Available on most fixed income funds ($500 minimum). AUTOMATIC INVESTING From your bank account or paycheck.
          AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.
          DISTRIBUTION   OPTIONS  Reinvest  all,  some,  or  none  of  your
          distributions.
          AUTOMATED 24-HOUR SERVICES Including Tele*Access (Registration Mark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

          BROKERAGE SERVICES*

          INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

          INVESTMENT INFORMATION

          COMBINED  STATEMENT  Overview of all your  accounts  with T. Rowe
          Price.
          SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.
          T. ROWE PRICE Report Quarterly investment newsletter discussing markets and financial strategies.
          PERFORMANCE  UPDATE  Quarterly  review of all T. Rowe  Price fund results.
          INSIGHTS Educational reports on investment strategies and financial markets.
          INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
================================================================================

FOR YIELD, PRICE, LAST
TRANSACTION, CURRENT BALANCE,
OR TO CONDUCT TRANSACTIONS, 24
HOURS, 7 DAYS A WEEK, CALL
TELE*ACCESS [REGISTRATION
MARK:] 1-800-638-2587 toll
free

FOR ASSISTANCE WITH YOUR
EXISTING FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT OR
OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates 100
East Pratt Street Baltimore,
Maryland 21202 This report is
authorized for distribution
only to shareholders and to
others who have received a
copy of the prospectus
appropriate to the fund or
funds covered in this report.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367

T. Rowe Price Investment Services, Inc., Distributor.         F54-051  6/30/99